2. SIGNIFICANT ACCOUNTING POLICIES (Details 2) - USD ($) $ in Thousands	Mar. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Significant Accounting Policies Details 2
Accrued compensation	$ 1,249	$ 1,235	$ 447
Accrued professional fees	71	154	203
Deferred rent	31	36	54
Accrued warranty	70	82	119
Accrued vacation	190	177	144
Accrued interest	33	0	0
Accrued dividends	332	0	0
Other accrued expenses	93	223	48
Total	$ 2,069	$ 1,907	$ 1,015